Dear Shareholder:

The Victory Portfolios Prospectus for the following Funds is being revised to reflect changes in the portfolio management of the Balanced Fund. This information is important and is part of your Prospectus.

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                             The Victory Portfolios

                                  Balanced Fund
                                Convertible Fund
                                Real Estate Fund

                       Supplement dated December 29, 2003
                      To the Prospectus dated March 1, 2003



1. On page 23, under "Organization and Management of the Funds," replace the first paragraph under "Portfolio Management" with the following:

          Effective December 31, 2003, Lawrence G. Babin will be the lead portfolio manager of the equity investments, Richard T. Heine will be the lead portfolio manager of the fixed income investments, Paul D. Danes will be a co-manager, and Carolyn M. Rains will be the associate portfolio manager of the Balanced Fund. Together, they are primarily responsible for the day-to-day management of the Fund's portfolio. A Chartered Financial Analyst Charter Holder, Mr. Babin is a Senior Portfolio Manager and Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 1982. Mr. Heine has been a portfolio manager of the Fund since its inception in December 1993. He is a Senior Portfolio Manager and Managing Director of the Adviser and has been associated with the Adviser since 1976. Mr. Danes is a Senior Portfolio Manager and Managing Director of the Adviser and has been associated with the Adviser or an affiliate since 1987. Ms. Rains is a Portfolio Manager Associate and Director of the Adviser and has been associated with the Adviser or an affiliate since 1998.

















Please insert this supplement in the front of your Prospectus. If you want to obtain more information, please call the Victory Funds at 800-539-3863.



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